UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

Elite Performance Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55987	20-1801530
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7687 Charleston Way, Port St. Lucie, Florida, 34986

(address of principal executive offices) (zip code)

(305) 215-3539

(registrant’s telephone number, including area code)

 _________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⌧

Section 8 – Other Events

Item 8.01 Other Events

(a)Pursuant to SEC Release No. 34-88465 (March 25, 2020) (the “Order”), Registrant is currently unable to complete and file its Form 10-K Annual Report on a timely basis as a result of the impact of the COVID-19 pandemic on its business and operations. As required by the Order:

(b)(1) Registrant is relying on the Order in filing this Report and taking the actions stated;

(2)  Registrant’s primary business operations, through its wholly-owned subsidiary, Elite Beverage International, consist of producing and marketing one-of-a-kind sports beverages. As a direct result of the COVID-19 pandemic in the United States, the social distancing limitations placed on staff members, its distributors and customers, has significantly affected the ability of Registrant to continue its operations while completing the work necessary to complete the audit of its financial affairs and to complete and file the Form 10-K for the year ended December 31, 2019 on a timely basis;

(3)   Registrant estimates that it will file the Form 10-K report on or before May 14, 2020;

(4)  The risk factors related to the impact of COVID-19 on Registrant’s business are:

Production and marketing of Elite Beverages’ sports beverages have been significantly affected due to the social distancing requirements mandated by the federal and state governments where Elite’s operations occur.  For some businesses, like Elite, much of the production and marketing of its core products cannot always be done through “virtual” means, and even when this is possible, it requires significant capital and time to achieve.  If Registrant is unable to meet the demand for its products due to limited capital or limited staff because of social distancing, its ability to expand its business and market will be at risk.

(5)  Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020	Elite Performance Holdings Corp.

	By:	/s/ Joey Firestone
Name: Joey Firestone
Title: CEO